UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2014

Mobivity Holdings Corp.
(Exact name of registrant as specified in its charter)

Nevada	000-53851	26-3439095
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

58 West Buffalo Road, Suite 200
Chandler, AZ 85225
 (Address of principal executive offices) (zip code)

(866) 622-4261
 (Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A (“Amended Form 8-K”) is being filed for the purpose of correcting the Form 8-K (“Original Form 8-K”) filed by Mobivity Holdings Corp. on November 24, 2014.  The Original Form 8-K reported that Mr. Tolbert’s quarterly bonus on new accounts is ten percent (10%) of revenue received on such accounts, when in fact, as correctly reported in this Amended Form 8-K, the quarterly bonus is fifteen percent (15%) of the revenue received on such accounts. Other than the foregoing, this Amended Form 8-K is identical to the Original Form 8-K.

Item 1.01 Entry into a Material Definitive Agreement

On November 14, 2014, Mobivity Holdings Corp. (“Company”) and Thomas Tolbert entered into an amendment to Mr. Tolbert’s Employment Agreement dated May 20, 2013with the Company.  Pursuant to the amendment, Mr. Tolbert will from the date of the amendment forward serve as the Company’s Senior Vice President Business Development, with responsibility for large account lead generation and sales and the executive management of certain national accounts. Pursuant to the amendment, Mr. Tolbert’s base salary will be $120,000 per year.  Mr. Tolbert’s quarterly bonus going forward will be (i) fifteen percent (15%) of collected revenues on all new accounts acquired primarily through the efforts of Mr. Tolbert, provided that this bonus shall only be paid on collected revenue during the initial term of the customer agreement with the Company, and (ii) five percent (5%) of all collected revenue on all customer accounts that are renewed by the customer primarily through the efforts of Mr. Tolbert, provided that this bonus shall only be paid on collected revenue during periods of renewal subsequent to the current term of such account as of the date of the amendment.

Except as provided above, all other terms of Mr. Tolbert’s Employment Agreement remain in effect and unchanged.  The amendment is filed as Exhibit 10.1 to this Form 8-K.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 14, 2014, the Company and Thomas Tolbert entered into an amendment to Mr. Tolbert’s Employment Agreement dated May 20, 2013 with the Company, the terms of which are described in Item 1.01 above.  The amendment is filed as Exhibit 10.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

The following exhibits are filed with this report:

Exhibit No.	Description	Method of Filing
10.1	Amendment No. 1 dated November 13, 2014 to Employment Agreement dated May 20, 2013 between Registrant and Thomas Tolbert	Incorporated by reference to the Company's Current Report on Form 8-K filed November 24, 2014

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOBIVITY HOLDINGS CORP.

November 24, 2014	By:	/s/ Dennis Becker
Dennis Becker, Chief Executive Officer